EXHIBIT 10.41

                                RIGHTS AGREEMENT
                                ----------------

                  This Rights Agreement (the "Agreement") is made and entered into as of this 17th day of August, 2007 by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), the "Investors" named in that certain Common Stock and Warrant Purchase Agreement of even date herewith by and among the Company and the Investors (the "Purchase Agreement"), and the
"Existing Investors", "Insiders", "Officers and Directors" and "Other Securityholders" named herein.

         The parties hereby agree as follows:

         1. Certain Definitions. Capitalized terms that are used but not defined herein shall have the meaning assigned to them in the Purchase Agreement.

         As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

         "Board" means the board of directors of the Company.

         "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

         "Common Stock" means the Company's common stock, par value $0.001 per share.

          "Effectiveness   Date"  means  the  date  on  which  the  Registration
Statement is declared effective by the SEC.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Existing Investors" means the Existing Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Existing Investor who is a subsequent holder of any Registrable Securities.

         "Holders"  means  the  Investors,   the  Insiders,   the  Officers  and
Directors, the Existing Investors and the Other Securityholders.

         "Insiders" means the Insiders identified in the Purchase Agreement and any Affiliate or permitted transferee of any Insider who is a subsequent holder of any Registrable Securities.

         "Investors" means the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Registrable Securities.

          "Lacuna" means Lacuna Hedge Fund LLLP, an Investor.


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         "Lacuna  Designees" means the designees of Lacuna for nomination to the
Board pursuant to Section 7 hereof, who shall initially be Rawleigh Ralls, Oliver Janssen, John Powers and Greg Koonsman.

         "Nasdaq" means The Nasdaq Stock Market, Inc.

         "Officers and Directors" means the Officers and Directors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Registrable Securities.

         "Other Securityholders" means Hultquist Capital LLC and MCR Capital Corp. and any Affiliate or permitted transferee of any Other Securityholder who is a subsequent holder of any Registrable Securities.

         "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

         "Registrable Securities" means (i) the Shares, (ii) the Warrant Shares and (iii) any other securities issued or issuable with respect to or in exchange for Shares and the Warrant Shares, including shares issued upon any stock split, stock dividend, recapitalization, subdivision or similar event, provided that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act; (B) such security becoming eligible for sale by the Holders pursuant to Rule 144(k); or (C) the ability of such Holder to sell all such Registrable Securities pursuant to Rule 144 in any three (3) month period; provided further that a security shall not be considered a Registrable Security to the extent that it is the subject of an agreement (other than this Agreement) between the Company and the holder thereof to have such security registered under the Securities Act.

         "Registration Statement" means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Required Holders" means the Holders holding, at the time the approval of such Holders is sought, a majority of the Registrable Securities held by the Holders.

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         "Required  Investors"  means  the  Investors  holding,  at the time the approval of such Investors is sought, a majority of the Registrable Securities held by the Investors.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Shares" means the shares of Common Stock issued pursuant to the Purchase Agreement.

         "Staff" means the professional employees of the SEC.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

         "Warrants" means (i) the Investor Warrants, (ii) the January Bridge Note Warrants, (iii) the Debenture Warrants, (iv) the Insider Warrants, (v) the Officer and Director Warrants, (vi) the Hultquist Warrant and (vii) the MCR Capital Warrant.

         2.  Registration.

                  (a) Registration Statement. Within forty-five (45) days of the request (the "Request") of the Required Holders (the "Filing Deadline"), the Company shall prepare and file with the SEC a Registration Statement on Form SB-2 (or such other Form now or hereafter available to the Company for such registration) covering the resale of all the Registrable Securities. The Registration Statement shall also cover to the extent allowable under the Securities Act and the rules promulgated thereunder, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and their counsel prior to its filing or other submission.

                  (b) Expenses. The Company shall pay all expenses associated with each registration, including filing and printing fees, the Company's counsel and accounting fees and expenses and costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding fees and expenses of counsel to the Holders and discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold, provided that, the Company shall pay the reasonable fees and expenses of one (1) counsel for the Holders not to exceed $25,000 incurred in connection with the preparation and filing of the Registration Statement and review thereof prior to the Effectiveness Date (it being understood and agreed that Magnetar Capital Master Fund, Ltd shall not be represented by such counsel and shall instead be represented by its own separate counsel in connection with such matters).

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                  (c)      Effectiveness.

                           (i) The  Company  shall use  commercially  reasonable
efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Holders by facsimile or electronic mail as promptly as practicable, and in any event, within one (1) Business Day, after any Registration Statement is declared effective and shall provide the Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

                           (ii)  Except as required  by the  provisions  of this
Agreement, without the consent of the Required Holders, the Company shall not file any registration statement, other than a registration statement relating to
(i) any employee benefit plan or securities issued pursuant to any employee benefit plan (whether resale or otherwise) or (ii) corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statement related to the issuance or resale of securities issued in such transaction. The restrictions set forth in this Section 2(c) shall terminate three (3) months after all Registrable Securities have been registered.

         3.  Suspension.

                  (a) Subject to Section 3(b) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information so that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or otherwise fail to comply with the applicable rules and regulations of the federal securities laws; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose (provided, that, considering the advice of counsel, the Company reasonably believes that it must qualify in such jurisdiction); (iv) of any event or circumstance that, considering the advice of counsel, the Company reasonably believes necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a related prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) that the Company reasonably believes, considering the advice of counsel, that the Company is, in the absence of a suspension described hereunder, required under state or federal securities laws to disclose any corporate development, the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially material transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto, then the Company shall deliver a certificate in writing to each holder of Registrable Securities (the "Suspension Notice") to the effect of the foregoing (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding any material nonpublic information) and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until the Holder's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company or until the Holder is advised in writing by the Company that the current prospectus may be used and the holder has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.

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                  (b)  Notwithstanding  the  foregoing,  the  Company  shall not suspend any  Registration  Statement or related  prospectus for more than thirty
(30) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period (each a "Permitted Suspension" and together the "Permitted Suspensions").

                  (c) The Company shall use commercially reasonable efforts to terminate a Suspension as promptly as practicable after delivery of a Suspension Notice to the Holders.

         4. Company Obligations. The Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company shall, as expeditiously as possible:

                  (a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Registration Statement, as amended from time to time, (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 in a three-month period and (iii) the three-year anniversary of the Effectiveness Date (the "Effectiveness Period") and advise the Holders in writing when the Effectiveness Period has expired;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and such supplements to the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 4(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

                  (c) provide copies to and permit counsel designated by the Holders to review the Registration Statement and any amendments or supplements thereto and any comments made by the Staff and the Company's responses thereto not less than three (3) Business Days prior to its filing with the SEC or its receipt from the SEC as applicable and shall duly consider comments made by such counsel thereon;

                  (d) furnish to the Holders and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the Staff, and each item of correspondence from the SEC or the Staff, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) an electronic copy of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in connection with the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;

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                  (e) use  commercially  reasonable  efforts to (i)  prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practicable time and to notify each Holder of the issuance of such an order and the resolution thereof;

                  (f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

                  (g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                  (h) immediately notify the Holders, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder an electronic copy of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable upon request, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter); and

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                  (j)  with a view  to  making  available  to  the  Holders  the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, during the Effectiveness Period; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC
that   permits  the  selling  of  any  such   Registrable   Securities   without
registration.

         5.  Obligations of the Holders.

                  (a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least ten (10) days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

                  (b) Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

                  (c) Each Holder agrees that, upon receipt of any notice from the Company of the commencement of a Suspension pursuant to Section 3, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder's receipt of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective.

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         6.  Rights of Participation.

                  (a) Subsequent Offerings. So long as the Investors (together with their Affiliates) continue to hold on a collective basis at least thirty percent (30%) of the Registrable Securities acquired by them pursuant to the Purchase Agreement (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof), subject to applicable securities laws, each Investor shall have a right to participate in future offerings by the Company by purchasing such Investor's pro rata share of all Equity Securities (as defined below) that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 6(c) hereof. Each Investor's pro rata share is equal to the ratio of (a) the total number of Shares and Warrant Shares (including all Warrant Shares issuable upon exercise of outstanding Warrants) of which such Investor and its Affiliates are deemed to be a holder to (b) the total number of shares of the Company's outstanding Equity Securities, in each case immediately prior to such issuance of Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock and (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock (including any option to purchase such a convertible security).

                  (b) Exercise of Rights. If the Company proposes to issue any Equity Securities (other than Equity Securities excluded pursuant to Section 6(c) below), it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have ten (10) days from the receipt of such notice to agree to purchase up to its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased.

                  (c)   Excluded   Securities.   The  rights  of   participation
established by this Section 6 shall have no application to any of the following Equity Securities:

                           (i)  shares of Common Stock and/or options,  warrants
or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board;

                           (ii)  stock issued or issuable pursuant to any rights
or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement (including any stock issued or issuable pursuant to the Purchase Agreement or upon exercise of the Warrants); and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of participation established by this Section 6 were complied with, waived, or were inapplicable pursuant to any provision of this Section 6 with respect to the initial sale or grant by the Company of such rights or agreements;

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                           (iii) any Equity  Securities issued for consideration
other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                           (iv)  any Equity Securities issued in connection with
any stock split, stock dividend or recapitalization by the Company;

                           (v)   any Equity  Securities issued  pursuant to  any
equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution;

                           (vi)  any Equity Securities issued in connection with
strategic transactions involving the Company and other entities, including, without limitation (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; and

                           (vii) any  Equity  Securities  that  are  sold by the
Company to the public in an underwritten offering.

                  (e) Affiliates. Each Investor may assign its rights to participate under this Section 6 to any Affiliate of such Investor.

         7. Nomination of the Lacuna Designees. So long as the Investors (together with their Affiliates) continue to hold on a collective basis at least fifty percent (50%) of the Registrable Securities acquired by them pursuant to the Purchase Agreement (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof), each of the Holders shall vote all of his, her or its shares of the Company's capital stock having voting power (and any other shares of capital stock over which he, she or it exercised voting control), in connection with the election of directors to the Board and to take such other actions as are reasonably necessary so as to fix the number of directors at seven and to elect and continue in office as directors each of the Lacuna Designees. If any Lacuna Designee is unable or unwilling to continue to serve on the Board, the Investors shall designate a different nominee who, subject to the approval by the Board, acting reasonably in the exercise of their fiduciary duties, consistent with their nomination procedures, shall thereafter be deemed, for the purposes of this Agreement, to be an Lacuna Designee. The Board shall fill any vacancy created by the resignation, removal or death of a director nominated pursuant to this Section 7 with an Lacuna Designee, as determined pursuant to this Section 7. Each Lacuna Designee shall be entitled to serve on all committees of the Board (subject to the applicable committee charter and any applicable requirements of the SEC, Nasdaq or OTC Bulletin Board and after giving effect to the Company's policies on director independence). Notwithstanding the foregoing, the provisions of this
Section 7 shall not apply to Magnetar Capital Master Fund, Ltd, and, accordingly, Magnetar Capital Master Fund, Ltd shall have no obligations under this Section 7.

         8. Short Sales. Each Holder hereby agrees with the Company that such Holder shall not make any short sale of any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock of the Company until the second anniversary of the date of this Agreement.

         9.  Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Holders and their respective directors, officers, employees, agents, brokers, investment advisors and employees of each of them, stockholders and each Person who controls any Holder (within the meaning of the Securities Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expense (including, without limitation, reasonable attorney fees) resulting from or which arise out of or are based up any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading and will reimburse each Holder and their respective directors, officers, employees, agents, brokers, investment advisors and employees of each of them, stockholders or controlling Persons for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case if and to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by a Holder in writing specifically for use in such Registration Statement or Prospectus or (ii) in the case of an event described in Section 3, the use by such Holder of an outdated or defective prospectus after the Company has delivered to such Holder a Suspension Notice and prior to delivery by the Company to such Holder of a supplemented or amended prospectus prepared and filed by the Company or until the Holder is advised in writing by the Company that the current prospectus may be used.

                  (b) Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, agents, brokers, investment advisors and employees of each of them, stockholders and each Person who controls the Company (within the meaning of the Securities Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from or which arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that (i) such untrue statement or omission or alleged statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto or (ii) in the case of an event described in Section 3, the use by such Holder of an outdated or defective prospectus after the Company has delivered to such Holder a Suspension Notice and prior to delivery by the Company to such Holder of a supplemented or amended prospectus prepared and filed by the Company or until the Holder is advised in writing by the Company that the current prospectus may be used, and shall reimburse the Company and its directors, officers, employees, agents, brokers, investment advisors and employees of each of them, stockholders or controlling Persons for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In no event shall the liability of a Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Holder in connection with any claim relating to this
Section 9 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within ten (10) days after written notice thereof and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, considering the advice of counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. The indemnifying party shall not be liable for any settlement hereunder effected without its written consent, which shall not be unreasonably withheld or delayed. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one additional firm of attorneys at any time for all such indemnified parties. No indemnifying party shall, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 9 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

         10.  Miscellaneous.

                  (a) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement waived only with the written consent of the Company and the Required Holders (which shall include the Required Investors).

                  (b) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                           If to the Company:

                                   Intraop Medical Corporation
                                   570 Del Rey Avenue
                                   Sunnyvale, CA 94085
                                   Attention: Chief Financial Officer
                                   Facsimile:  (734) 503-6529

                           With a copy to:

                                   Hanson, Bridgett, Marcus, Vlahos & Rudy, LLP
                                   425 Market Street, 26th Floor
                                   San Francisco, CA  94105
                                   Attention:  David M. Pike
                                   Facsimile: (415) 541-9366

                           If to the Holders, to the addresses set forth on  the
Schedule of Purchasers or the signature pages hereto, as applicable, with a copy to:

                                   Cooley Godward Kronish LLP
                                   380 Interlocken Crescent, Suite 900
                                   Broomfield, CO 80021
                                   Attention:  Laura M. Medina
                                   Facsimile:  (720) 566-4099


                  (c) Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more Persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such Person, provided, that, such Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly (and, in no event, no later than five (5) Business Days) after such assignment is effected, and provided, further, that the right of the Investors to have their designees nominated to the Board shall not be transferred or assigned without the prior written consent of the Company, which shall be at the Company's sole discretion.

                  (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders (which shall include the Required Investors), provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Holders, after notice duly given by the Company to each Holder.

                  (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or PDF, which shall be deemed an original.

                  (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                  (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                  (l) Termination of Prior Registration Rights Agreements. The Company and each Holder hereby agree that this Agreement supersedes and replaces all other agreements that require the Company to register any securities of the Company held by any Holder under the Securities Act, which shall include those certain Registration Rights Agreements dated August 31, 2005, October 25, 2005 and January 10, 2007 by and among the Company and the other parties thereto, which other agreements are hereby terminated in their entirety and of no further force or effect.

                  (m) Independent Nature of Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated hereby or any matters, and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.


                               (Signatures follow)

                  IN WITNESS WHEREOF, the parties have executed this Rights Agreement as of the date first above written.



The Company:                           INTRAOP MEDICAL CORPORATION


                                       By: /s/ Donald A. Goer
                                           -------------------------------------
                                           Name: Donald A. Goer
                                           Title: President and CEO


The Investors:                         LACUNA HEDGE FUND LLLP


                                       By: /s/ J. K. Hullett
                                           -------------------------------------
                                           Name: J. K. Hullett
                                           Title: Managing Director

                                       LACUNA VENTURE FUND LLLP

                                       By:   Lacuna Ventures GP LLLP
                                             Its General Partner


                                       By:   Lacuna, LLC
                                             Its General Partner


                                       By: /s/ JK Hullett
                                           -------------------------------------
                                              JK Hullett, Managing Director

                                       /s/ Robert W. Higgins
                                       -----------------------------------------
                                       Robert W. Higgins


                                       /s/ Oliver Janssen
                                       -----------------------------------------
                                       Oliver Janssen


                                       /s/ Victor Patrick Smith
                                       -----------------------------------------
                                       Victor Patrick Smith


                                       /s/ Andrew Jaffe
                                       -----------------------------------------
                                       Andrew Jaffe


                                       Dr. Clay and Mrs. Brenda  Cockerell,
                                       JTWROS


                                       By: /s/ Clay Cockerell
                                           -------------------------------------
                                              Clay Cockerell


                                       By: /s/ Brenda Cockerell
                                           -------------------------------------
                                              Brenda Cockerell


                                       /s/ Albert DeNittis
                                       -----------------------------------------
                                       Albert DeNittis


                                       PRECEPT CAPITAL MASTER FUND, G.P.



                                       By: /s/ D. Blair Baker
                                           -------------------------------------
                                       Name: D. Blair Baker
                                             -----------------------------------
                                       Its: Managing Member
                                            ------------------------------------

                                       ELLERPHUND VENTURES II, LP



                                       By: /s/ Ryan Ever
                                           -------------------------------------
                                       Name: Ryan Ever
                                             -----------------------------------
                                       Its: Managing Member
                                            ------------------------------------


                                       SANDOR CAPITAL MASTER FUND, L.P.



                                       By: /s/ John S. Lemak
                                           -------------------------------------
                                       Name: John S. Lemak
                                             -----------------------------------
                                       Its: Manager
                                            ------------------------------------


                                       VMG HOLDINGS II, LLC



                                       By: /s/ Gregory S. Koonsman
                                           -------------------------------------
                                       Name: Gregory S. Koonsman
                                             -----------------------------------
                                       Its: Principal
                                            ------------------------------------


                                       THE JOE AND BONNIE ANN BROWN
                                       2000 LIVING TRUST


                                       By: /s/ Jose Gervais
                                           -------------------------------------
                                           Jose Gervais, Trustee


                                       E.U. CAPITAL VENTURE, INC.


                                       By: /s/ Hans Morkner
                                           -------------------------------------
                                       Name: Hans Morkner
                                             -----------------------------------
                                       Its: Managing Director
                                            ------------------------------------

The Insiders:                          /s/ M. Dean Whitney
                                       -----------------------------------------
                                       M. Dean Whitney


                                       MESTMAN FAMILY TRUST
                                       DATED AUGUST 30, 2005

                                       By: /s/ Scott Mestman
                                           -------------------------------------
                                           Name: Scott Mestman
                                           Title: Trustee


                                       /s/ Scott Mesterman
                                       -----------------------------------------
                                       Scott Mestman

                                       WILDER SOLOVEI REVOCABLE TRUST

                                       By: /s/ Howard Solovei
                                           -------------------------------------
                                           Name: Howard Solovei
                                           Title: Trustee

                                       ADMEDICO APS.

                                       By: /s/ Rand Chr-Kuaergaard-Hanson
                                           -------------------------------------
                                           Name: Rand Chr-Kuaergaard-Hanson
                                           Title: CEO

                                       /s/ Scott Parris
                                       -----------------------------------------
                                       Scott Parris


                                       E. U. CAPITAL VENTURE, INC.

                                       By: /s/ Hans Morkner
                                           -------------------------------------
                                           Name: Hans Morkner
                                           Title: Managing Director


                                       /s/ Donald A. Goer
                                       -----------------------------------------
                                       Donald A. Goer


                                       DONALD A. GOER AND
                                       HENCI L. GOER 1989 FAMILY TRUST

                                       By: /s/ Donald A. Goer
                                           -------------------------------------
                                           Name: Donald A. Goer
                                           Title: Trustee

                                       TOMOVATION GMBH

                                       By: /s/ Michael Friebe
                                           -------------------------------------
                                           Name: Michael Friebe
                                           Title: CEO


                                       AFFECT STRATEGIES, INC.

                                       By: /s/ Sandra Fathi
                                           -------------------------------------
                                           Name: Sandra Fathi
                                           Title: President

                                       /s/ S. Dirks
                                       -----------------------------------------
                                       Stephen Dirks


                                       EMERGING MARKETS CONSULTING, LLC

                                       By: /s/ James S. Painter, III
                                           -------------------------------------
                                           Name: James S. Painter, III
                                           Title: CEO


                                       SCHONBERG RESEARCH CORPORATION

                                       By: /s/ Russell G. Schonberg
                                           -------------------------------------
                                           Name: Russell G. Schonberg
                                           Title: CEO

                                       /s/ Richard Simon
                                       -----------------------------------------
                                       Richard Simon


                                       THE O GROUP

                                       By: /s/ Orit L. Schizzman
                                           -------------------------------------
                                           Name: Orit L. Shizzman
                                           Title: President and CEO


                                       /s/ Mary Louise Meurk
                                       -----------------------------------------
                                       Mary Louise Meurk

The Officers and Directors:            /s/ Keith Jacobsen
                                       -----------------------------------------
                                       Keith Jacobsen

                                       /s/ M. Dean Whitney
                                       -----------------------------------------
                                       M. Dean Whitney

                                       /s/ Stephen L. Kessler
                                       -----------------------------------------
                                       Stephen L. Kessler

                                       /s/ John P. Matheu
                                       -----------------------------------------
                                       John P. Matheu

                                       /s/ Thomas Cook
                                       -----------------------------------------
                                       Thomas Cook


The Existing Investors:                BUSHIDO MASTER CAPITAL FUND L.P.

                                       By: /s/ Ronald S. Dagar
                                           -------------------------------------
                                           Name: Ronald S. Dagar
                                           Title: Director

                                       GAMMA OPPORTUNITY CAPITAL PARTNERS, LP
                                       CLASS A

                                       By: /s/ Jonathan P. Knight
                                           -------------------------------------
                                           Name: Jonathan P. Knight
                                           Title: As Agent

                                       GAMMA OPPORTUNITY CAPITAL PARTNERS, LP
                                       CLASS C

                                       By: /s/ Jonathan P. Knight
                                           -------------------------------------
                                           Name: Jonathan P. Knight
                                           Title: As Agent

                                       DOLPHIN OFFSHORE PARTNERS, L.P.

                                       By: /s/ Peter E. Salas
                                           -------------------------------------
                                           Name: Peter E. Salas
                                           Title: General Partner

                                       ALPHA CAPITAL ANSTAHT

                                       By: /s/ Konrad Ackerman
                                           -------------------------------------
                                           Name: Konrad Ackerman
                                           Title: Director

                                       CRESTVIEW CAPITAL MASTER, LLC

                                       By: Crestview Capital Partners, LLC
                                           Its Sole Manager

                                       By: /s/ Robert Hoyt
                                           -------------------------------------
                                           Name: Robert Hoyt
                                           Title: Director

                                       SAMIR FINANCIAL, LLC

                                       By: /s/ Mohammed H. Mirza
                                           -------------------------------------
                                           Name: Mohammed H. Mirza
                                           Title: Manager

                                       MAGNETAR CAPITAL MASTER FUND, LTD.

                                       By: /s/ Doug Litowitz
                                           -------------------------------------
                                           Name: Doug Litowitz
                                           Title: Counsel

                                       ABS SOS-PLUS PARTNERS LTD.

                                       By: /s/ Jonathan P. Knight
                                           -------------------------------------
                                           Name: Jonathan P. Knight
                                           Title: As Agent

                                       REGENMACHER HOLDINGS, LTD.

                                       By: /s/ Jonathan P. Knight
                                           -------------------------------------
                                           Name: Jonathan P. Knight
                                           Title: As Agent

The Other Securityholders:             HULTQUIST CAPITAL LLC

                                       By: /s/ Gary Hultquist
                                           -------------------------------------
                                           Name: Gary Holtquist
                                           Title: Managing Member


                                       MCR CAPITAL CORP.

                                       By: /s/ Matthew D. Ray
                                           -------------------------------------
                                           Name: Matthew D. Ray
                                           Title: President